As filed with the Securities and Exchange Commission on September 30, 2002
                                                            File No. 333-90720
                                                             ICA No. 811-21120

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. 1 [X]
                    Post-Effective Amendment No. _____ [ ]
                                      and
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY [X]
                                  ACT OF 1940

                                CONESTOGA FUNDS
          (Exact name of Registrant as Specified in Trust Instrument)

                               Five Tower Bridge
                             300 Barr Harbor Drive
                                   Suite 560
                          West Conshohocken, PA 19428
                    (Address of Principal Executive Office)

                                (800) 320-7790
                       (Area Code and Telephone Number)

                                   Copy to:

                             Carl Frischling, Esq.
                      Kramer Levin Naftalis & Frankel LLP
                               919 Third Avenue
                           New York, New York 10022

                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

| |   Immediately upon filing pursuant to       |x|   on October 1, 2002
      paragraph (b)                                   pursuant to paragraph (b)
|_|   60 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(1)                                paragraph (a)(1)
|_|   75 days after filing pursuant to          |_|   on (date) pursuant to
      paragraph (a)(2)                                paragraph (a)(2) of rule
                                                      485.

If appropriate, check the following box:

      |_|   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Conestoga
Small Cap Fund


            Prospectus Dated

            October 1, 2002
















This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



  Conestoga Funds o Five Tower Bridge o 300 Barr Harbor Drive o Suite 560 o
                         West Conshohocken, PA 19428
                                1-800-320-7790
                           www.conestogacapital.com
                       mutualfund@conestogacapital.com

TABLE OF CONTENTS

             Risk/Return Summary
             .................................................................1

             Investments
             .................................................................3

             Risk Factors
             .................................................................3

             Management of the Fund
             .................................................................6

             How the Fund Values Its Shares
             .................................................................7

             Investing in the Fund
             .................................................................8

             Dividends, Distributions and Taxes
             .................................................................13

             Additional Information
             .................................................................15



      Conestoga Small Cap Fund (the "Fund") is the sole series of Conestoga Funds, a registered open-end management investment company (the "Trust").

      It is important to keep in mind that mutual fund shares are subject to investment risk, including possible loss of the money invested.

RISK/RETURN SUMMARY

Investment Objective

      The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

      Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Equity securities include ADRs, convertible securities, foreign and domestic common and preferred stocks, rights and warrants. "Small-Cap companies" are companies, which, at the time of purchase, have market capitalizations of up to $2.5 billion. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.
      For purposes of this policy, "net assets" includes any borrowings for investment purposes.

      The portfolio managers intend to follow an investment style sometimes called "GARP" or Growth at a Reasonable Price. They will generally invest in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where in the managers' opinions the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The portfolio managers use a bottom-up approach in selecting securities.

      There is no guarantee that the Fund will achieve its objective.

Principal Risks

      You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

            o The market values of securities acquired by the Fund decline.

            o The portfolio managers do not execute the Fund's principal investment strategies effectively.

            o A security's value fluctuates in response to events affecting an issuer's profitability or viability.

            o Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions.

            o     A company's earnings do not increase as expected.

            o Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

              Shareholder Fees (paid directly from your
              investment)
          ----------------------------------------------------------------
                Maximum sales charge (load) imposed on purchases None (as a percentage of offering price)
          ----------------------------------------------------------------
                Maximum deferred sales charge (load)                  None
                (as a percentage of the lower of purchase or
                sale price)
          ----------------------------------------------------------------
                Sales charge imposed on reinvested dividends          None
          ----------------------------------------------------------------
                Redemption fees                                       None
          ----------------------------------------------------------------
                Exchange fees                                         None
          ----------------------------------------------------------------
              Annual Fund Operating Expenses
              (expenses that are deducted from Fund assets)
          ----------------------------------------------------------------
                Management Fees(1)                                   1.20%
          ----------------------------------------------------------------
                Distribution (12b-1) Fees(2)                         None
          ----------------------------------------------------------------
                Other Expenses(3)                                    0.15
          ----------------------------------------------------------------
                Total Annual Fund Operating Expenses                 1.35%
          ----------------------------------------------------------------

      (1) Unlike the arrangements between most investment advisers and the funds that they manage, Conestoga Capital pays all fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.

      (2) Although the Fund has adopted a Rule 12b-1 Distribution Plan which will allow it to pay on an annual basis expenses associated with distribution of the Fund's shares up to 0.25% of the average daily net asset value of the Fund's shares, management does not expect to pay any 12b-1 fees in the current fiscal year.

      (3) Other Expenses are based on estimated amounts for the current fiscal year.

Example

      The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that dividends and distributions are reinvested.

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
                           --------------------------
                              1 Year      3 Years
                           --------------------------
                               $139         $433
                           --------------------------

INVESTMENTS

Principal Investments -- Additional Information

Equity securities in which the Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, convertible securities, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

      o ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

      o Convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases. Any convertible securities that the Fund will invest in will be rated at least C or better by Moody's Investors Service.

For a more complete description of which securities the Fund can invest in and securities ratings, see the Statement of Additional Information ("SAI").

RISK FACTORS

      As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past. You can lose money by investing in the Fund if you sell your shares at a value below your original cost.

      The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

      The Fund is subject to the following principal risks:

      o Equity risk. Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation or bankruptcy, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

      o Market risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

      o Management risk. Management risk is the risk that the Fund management team's investment strategy may not produce the intended results. Management risk also involves the possibility that the Fund management team fails to execute an investment strategy effectively.

      o Small company risk. Small company risk is the risk particularly pronounced for this Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

      o Foreign investment risk. Foreign investment risk is the risk involved with the Fund's investment in foreign companies. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

      o Currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

MANAGEMENT OF THE FUND

About the Trust

      The Board of Trustees of the Trust (the "Board") has the overall responsibility for the management of the Fund.

Investment Adviser

      Conestoga Capital Advisors, LLC (the "Adviser"), a Delaware company registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC"), is the investment adviser of the Fund. The Adviser is located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 560, West Conshohocken, PA 19428. The Adviser manages approximately $100 million for numerous institutional and individual clients. The Conestoga Small Cap Fund is the first investment company that the Adviser has managed.

      The Adviser supervises and assists in the overall management of the affairs of the Trust and the Fund, subject to oversight by the Board. In addition, the Adviser pays all of the expenses of the Trust, except 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses. For performing these services, the Adviser receives an annual management fee of 1.20% of the average daily net assets of the Fund. The Adviser, at its own expense, and from its own resources and without reimbursement from the Fund, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund, subject to applicable laws and regulations.

Fund Management

      The Fund is managed by a two-person investment team.

      William C. Martindale, Jr. is the co-portfolio manager of the Fund. He has been co-portfolio manager since the Fund's inception in 2002. Mr. Martindale has more than thirty years of investment related experience. He co-founded the Adviser in 2001 and has served as a managing partner and its Chief Investment Officer since that time. Mr. Martindale oversees the firm's strategic business development and finances. From 1989 to 2001, Mr. Martindale served as Chief Investment Officer of Martindale Andres & Company Inc., an asset management firm which he co-founded. While at Martindale Andres, Mr. Martindale also served as the portfolio manager of the Governor Aggressive Growth Fund, a small cap mutual fund, its successor, the Vision Small

      Cap Fund, and the Governor Established Growth Fund, a large cap mutual fund. Prior to co-founding Martindale Andres, Mr. Martindale served for twenty years as Vice President and Manager of Dean Witter Reynolds. Mr. Martindale has been recognized by Money Magazine, Investor's Business Daily and other publications for his experience and expertise as an equity investment manager.

      Robert M. Mitchell is the co-portfolio manager of the Fund. He has held this position since the Fund's inception in 2002. As co-founder of the Adviser, Mr. Mitchell has served as managing partner since 2001, where he is responsible for directing the firm's equity portfolio management process and employing the firm's fundamental research approach to selecting securities. He also oversees the firm's operations, systems and technology. Prior to forming the Adviser, Mr. Mitchell was a portfolio manager/analyst and the director of equity research at Martindale Andres & Co., where he was responsible for individual and institutional small cap and multi-cap accounts with aggregate assets of $100 million. In addition, from July 1998 to March 1999, he served as portfolio manager of the Governor Emerging Growth Fund. Prior to joining Martindale Andres in 1995, Mr. Mitchell served as a securities analyst at PNC Financial following small and mid-cap companies. Prior to that, he was with the United States Department of Justice, Antitrust Division, where he analyzed the economic and financial aspects of various industries for evidence of antitrust violations.

HOW THE FUND VALUES ITS SHARES

      The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading.

      The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                           NAV = Total Assets Less Liabilities
                                 -----------------------------
                                 Number of Shares Outstanding

      You can request the Fund's current NAV by calling the Fund at 1-800-320-7790 or your Authorized Dealer as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

      Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund's shares may change on days when you are not able to buy or sell shares.

INVESTING IN THE FUND

      This section provides information to assist you in buying and redeeming shares of the Fund. You may buy or redeem shares on any business day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Fund.

How to Purchase Shares

      You may purchase shares of the Fund through a broker-dealer with whom the Fund's distributor has entered into a sales agreement (an "Authorized Dealer") or directly from the Fund. The Fund will be deemed to have received a purchase or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. The Fund reserves the right to reject any request to purchase shares of the Fund.

      The minimum initial investment is $2,500; there is no minimum for subsequent investments.

Purchase Procedures

      If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact him or her in person or by telephone. If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

       By Regular U.S. mail               Conestoga Small Cap Fund
       or                                 c/o InCap Service Company
                                          555 North Lane, Suite 6160
       By Overnight mail                  Conshohocken, PA  19428


      The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

      Additional purchases may be made by mail, using the addresses above, or by calling 1-800-320-7790. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

      By wire Call the Fund at 1-800-320-7790 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase. Specify the number or dollar amount of shares that you wish to buy, and wire funds to:
                                     PNC Bank
                                     ABA #: 031000053
                                     Account #: 8606959562
                                     Credit:  Conestoga Funds
                              Funds must be wired the same day that your trade is placed. For initial purchases, please contact the Fund at 1-800-320-7790 prior to wiring funds.

Pre-Authorized Investment Plan. You can also purchase shares through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of the Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Fund at 1-800-320-7790. The minimum amount to purchase shares through a pre-authorized investment plan is $500.

Retirement Plans. You can also purchase shares of the Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

How to Redeem Shares

You may redeem shares on any business day through the Fund or your Authorized Dealer.

Redemption Procedures

      Method of Redemption                       Instructions

                              To redeem your shares by mail, you should send the Fund a signed letter of instruction indicating your fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:

      By Regular U.S. mail           Conestoga Small Cap Fund
      or                             c/o InCap Service Company
                                     555 North Lane, Suite 6160
                                     Conshohocken, PA  19428
      By Overnight mail

      By telephone            To redeem your shares by telephone, call the Fund
                              at 1-800-320-7790 or your Authorized Dealer between the hours of 9:30 a.m. and 4:00 p.m.
                              Eastern Time on any business day.

                              You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

      o Payment for redeemed shares will be made by mailing a check to you generally within three business days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper form, but in no case take longer than seven days. To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number. Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

      o Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000. If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-800-320-7790 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days' notice.

      o Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

      o Signature guarantees. If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Signatures may be guaranteed only by one of the following: a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

      o Telephone policies. To purchase or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions. If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf. The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase or request a redemption of shares. If this occurs, please consider using the other purchase or redemption procedures described in this Prospectus. Alternative procedures may take longer to purchase or redeem your shares.

      o Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund's portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

      o Suspension of the Right of Redemption. The Fund may suspend your right to redeem your shares under any of the following circumstances:

            o     during non-routine closings of the NYSE;

            o when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

            o when the SEC orders a suspension to protect the Fund's shareholders.

Distribution Fees

      o Distribution Fees. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Fund. Under the distribution plan, the Fund pays a monthly fee at an annual rate of up to 0.25% of its average daily net assets for the sale and distribution of some of its shares.

      Keep in mind that:

            o The Fund pays distribution fees for some of its shares on an ongoing basis. Over time, these fees will increase the cost of some investor's investment and may cost some investors more than paying other types of sales charges.

            o The Fund's distributor will waive its distribution fees to the extent that the Fund would exceed the limitations imposed by the National Association of Securities Dealers on asset-based sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

      The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

      You can receive dividends and distributions in one of the following ways:

      o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.

      o Cash. The Fund will send you a check no later than seven days after the payable date.

      o Partial reinvestment. The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash. Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.

      o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

      You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Fund at 1-800-320-7790 or your Authorized Dealer.

Taxes

      It is important for you to be aware of the following information about the tax treatment of your investment.

      o Dividends and distributions of short-term capital gains are taxable to you as ordinary income; long-term capital gains distributions are taxable to you as capital gain.

      o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

      o If you purchase shares of the Fund shortly before it declares a dividend or a distribution, you will be "buying a dividend" -- that is, a portion of your investment in the Fund may be returned to you in the form of a taxable distribution.

      o Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes.

      o Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

      o The Fund will mail you tax statements every January showing the amounts and tax status of distributions you received. The Fund will also furnish you tax basis information.

      o When you redeem shares of the Fund, you may recognize a capital gain or loss for tax purposes equal to the difference between the cost of the shares you redeem and the price you receive when you redeem them.

      o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Fund provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Fund.

ADDITIONAL INFORMATION

Performance

      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare the Fund's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

      The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Trust at 1-800-320-7790.

Conestoga
Small Cap Fund

Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428
1-800-320-7790




INVESTMENT ADVISER                       ADMINISTRATOR, TRANSFER AGENT,
Conestoga Capital Advisors, LLC          SHAREHOLDER SERVICING AGENT, DIVIDEND
Five Tower Bridge                        DISBURSING AGENT and ACCOUNTING
300 Barr Harbor Drive, Suite 560         SERVICING AGENT
West Conshohocken, PA  19428             InCap Service Company
                                         555 North Lane, Suite 6160
                                         Conshohocken, PA  19428

DISTRIBUTOR                              INDEPENDENT AUDITORS
InCap Securities, Inc.                   McCurdy & Associates CPA's, Inc.
555 North Lane, Suite 6160               27955 Clemens Road
Conshohocken, PA  19428                  Westlake, OH  44145

CUSTODIAN                                COUNSEL
U.S. Bank, N.A.                          Kramer Levin Naftalis & Frankel LLP
425 Walnut Street, M.L. CN-OH-W6TC       919 Third Avenue
Cincinnati, OH  45202                    New York, NY 10022


      The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any financial report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-320-7790 or write to the Fund at Conestoga Funds, Five Tower Bridge, 300 Barr Harbor Drive, Suite 560, West Conshohocken, PA 19428, or call your Authorized Dealer.

      You may also review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

      You may also obtain a copy of the Fund's prospectus from Conestoga Funds' worldwide web site at http://www.conestogacapital.com.


      Investment Company Act File No. 811-21120

                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                CONESTOGA FUNDS

                           Conestoga Small Cap Fund

                                October 1, 2002




This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of Conestoga Funds dated October 1, 2002 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Conestoga Funds at Five Tower Bridge, 300 Barr Harbor Drive, Suite 560, West Conshohocken, PA 19428, or by calling toll free 1-800-320-7790.


INVESTMENT ADVISER                   ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER
Conestoga Capital Advisors, LLC      SERVICING AGENT, DIVIDEND DISBURSING AGENT
Five Tower Bridge                    and ACCOUNTING SERVICING AGENT
300 Barr Harbor Drive, Suite 560     InCap Service Company
West Conshohocken, PA  19428         555 North Lane, Suite 6160
                                     Conshohocken, PA  19428

DISTRIBUTOR                          CUSTODIAN
InCap Securities, Inc.               U.S. Bank, N.A.
555 North Lane, Suite 6160           425 Walnut Street, M.L. CN-OH-W6TC
Conshohocken, PA  19428              Cincinnati, OH  45202

INDEPENDENT AUDITORS                 COUNSEL
McCurdy & Associates CPA's, Inc.     Kramer Levin Naftalis & Frankel LLP
27955 Clemens Road                   919 Third Avenue
Westlake, OH  44145                  New York, NY 10022



                                 TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS.................................2
VALUATION OF PORTFOLIO SECURITIES.............................................12
PERFORMANCE...................................................................13
ADDITIONAL REDEMPTION INFORMATION.............................................16
DIVIDENDS AND DISTRIBUTIONS...................................................17
TAXES.........................................................................17
TRUSTEES AND OFFICERS.........................................................24
ADVISORY AND OTHER CONTRACTS..................................................27
ADDITIONAL INFORMATION........................................................32
FINANCIAL INFORMATION.........................................................34
APPENDIX A -- Description of Security Ratings................................A-1

                      STATEMENT OF ADDITIONAL INFORMATION

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 6, 2002. The Trust is an open-end management investment company consisting of one diversified series ("Conestoga Small Cap Fund" or the "Fund") of units of beneficial interest ("shares").

Much of the information contained in this Statement of Additional Information ("SAI") expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund's investment objective is fundamental. That means that it or any fundamental investment policy or limitation may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund's investment policies set forth in the Prospectus. The Fund's investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the "Board") will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Fund's investment policies, limitations, and restrictions. The securities in which the Fund can invest and the risks associated with these securities are discussed in the section entitled "Instruments in Which the Fund Can Invest."

        Fundamental Investment Limitations

The following investment limitations are fundamental.

1.  Borrowing

The Fund may not borrow money, except that the Fund may borrow money and enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets, including the amount borrowed. The Fund will not purchase any security while any borrowings in excess of 5% of its total assets are outstanding.

2.  Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)

3.  Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4.  Diversification

The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5.  Lending

The Fund may not make loans, except the Fund may: (a) purchase publicly issued debt securities; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided the value of the loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

6.  Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

7.  Senior Securities

The Fund may not issue any senior security (as defined in the 1940 Act), except that: (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940

Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

8.  Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

        Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1.      Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Conestoga Capital Advisors, LLC, the Fund's investment adviser ("Conestoga Capital" or the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board. The Board will retain oversight of these determinations and continue to monitor the Fund's investments in these securities.

2.      Borrowing

The Fund will not borrow for leveraging purposes meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

Instruments in Which the Fund Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Fund's Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Fund's Prospectus and this SAI.

Exchange Traded Funds. Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell any ETF shares that it holds until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Foreign Investments. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Fund may also invest directly in U.S. and non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Futures commission merchants may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. The Fund may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

        Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. The Trust need not register with the CFTC as a Commodities Pool Operator.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission ("SEC") requirements. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. Where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a registered investment company.

        Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Use of futures transactions by the Fund involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

Options. The Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised. The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline. In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such agreement, the Fund would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. The Fund may not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

Temporary Defensive Measures -- Short-Term Obligations. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) The Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

        Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

        Bankers' Acceptances. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

        Certificates of Deposit. Certificates of Deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. CDs and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

        Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

        Foreign Time Deposits. Eurodollar Time Deposits are U.S.
dollar-denominated deposits in a foreign branch of a U.S. or foreign bank. Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

        Commercial Paper. Commercial paper ("CP") consists of unsecured promissory notes issued by corporations. CP issues normally mature in less than nine months and have fixed rates of return. The Fund will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

        Repurchase Agreements. Securities held by the Fund may be subject to Repurchase Agreements, pursuant to which the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

U.S. Corporate Debt Obligations. The Fund may invest in U.S. corporate debt obligations, including bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations. Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

U.S. Government Obligations. U.S. Government Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Warrants. Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Zero-Coupon Bonds. The Fund may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

VALUATION OF PORTFOLIO SECURITIES

The net asset value ("NAV") of the Fund is determined and the shares of the Fund are priced as of the valuation time indicated in the Prospectus on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. This closing schedule is subject to change.

For purposes of computing the NAV of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by

NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board.

PERFORMANCE

From time to time, the "average annual total return" and "total return" of an investment in the Fund's shares may be advertised. An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General. Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns of the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Trust of future rates of return on its shares. The total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns Before Taxes. The "average annual total return before taxes" of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

            (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

               ERV - P = Total Return Before Taxes
               -------
                  P

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

               (ATVD/P)1/n-1  = Average Annual Total Return After
                                Taxes on Distributions

The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

               ATVD - P = Total Return After Taxes on Distributions
                   -----
                      P

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

               (ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on
                                Distributions and Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

           ATVDR - P = Total Return After Taxes on Distributions and Redemptions
               ------
                   P

From time to time the Fund may also quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its performance by Lipper, Inc., a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more of the following indices: the Russell 2000(R) Index, Consumer

Price Index and the Standard & Poor's 500 Index. Other indices may be used from time to time.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 2002, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a total market capitalization range of approximately $1.3 billion to $128 million. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs and taxes into consideration, as these items are not applicable to indices.

From time to time, the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the Investment Adviser's views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements charts, graphs, or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information is generally available by calling 1-800-320-7790.

Investors may also judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, and Morgan Stanley, and in publications issued by Lipper and in the following publications: American Banker, Barron's, Business Week, iMoney Net, Forbes, Fortune, Ibbotson Associates, Institutional Investor, Money Magazine, Morningstar, Mutual Fund Magazine, The New York Times, SmartMoney, U.S.A. Today, Value Line Mutual Fund Survey and The Wall Street Journal. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Fund has made certain commitments that: (i) provide for one or more brokers to accept on the Fund's behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; (iii) provide that the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends from its net investment income and makes distributions of net capital gains, if any, annually.

The amount of the Fund's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

The net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Conestoga Capital, are accrued each day.

TAXES

Information set forth in the Prospectus summarizes only key federal tax considerations generally affecting purchasers of shares of the Fund. The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, plus 90% of its net income from tax-exempt obligations (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a conversion transaction, i.e., a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and, on a substantially contemporaneous basis, entering into a contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment in the transaction for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, determined as if the transaction were a debt instrument, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (2) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to a mark-to-market election with respect to an investment in a passive foreign investment company ("PFIC")) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of the asset diversification test, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, or is the grantor of a deep-in-the-money or otherwise nonqualified option to buy substantially identical stock, or has otherwise diminished its risk of loss by holding other positions with respect to substantially similar or related property; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. If certain conditions are met, only 50% of the capital gain realized by the Fund with respect to domestic qualified small business stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of certain foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares.

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (including purchases through a pre-authorized investment or dividend reinvestment plan). In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board of Trustees (the "Trustees"), who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the State of Delaware. There are currently six (6) Trustees, four (4) of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act (the "Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The Trustees of the Trust, their ages, addresses, position with the Trust, length of time served, principal occupations during the past five years, and other directorships held are listed below. There is no defined term of office, and each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.


                                      Position(s)   Length of
                                      Held with     Time         Principal Occupation During                 Other Directorships
Name, Age, and Address                the Trust     Served             Past 5 Years                                  Held
----------------------                ---------     ---------    ---------------------------                 -------------------

Independent Trustees

William B. Blundin, 62                Trustee       Since July   Since 1997, Founder and Principal,          None
138 East 65th Street                                2002         Bransford Investment Partners, LLC
New York, NY  10021                                              (private asset management); from 1995 to
                                                                 1997, Senior Vice President, BISYS Group
                                                                 (mutual fund services provider);
                                                                 Director, The Higgins Company and DuNord
                                                                 Land Company (privately held iron ore
                                                                 mineral company); from 1987 to 1995, Vice
                                                                 Chairman and Founding Partner, Concord
                                                                 Nord Corporation and Concord Financial
                                                                 Group (mutual fund administration),
                                                                 acquired by BISYS Group in 1995.

Nicholas J. Kovich, 46                Trustee       Since July   Since 2001, Private Investor; from 1996     None
Miller, Anderson & Sherrerd                         2002         to 2001, Managing Director, Morgan
One Tower Bridge                                                 Stanley Investment Management (investment
100 Front Street                                                 advisers) (lead portfolio manager, MAS
W. Conshohocken, PA  19428                                       Equity Fund and Morgan Stanley Dean
                                                                 Witter Equity Fund; co-portfolio manager,
                                                                 MAS Value Fund and Morgan Stanley Dean
                                                                 Witter Value Fund) (more than $2 billion
                                                                 in combined assets).



                                      24

                                      Position(s)   Length of
                                      Held with     Time         Principal Occupation During                 Other Directorships
Name, Age, and Address                the Trust     Served             Past 5 Years                                  Held
----------------------                ---------     ---------    ---------------------------                 -------------------

Richard E. Ten Haken, 68              Trustee       Since July   Since 1992, Chairman and President, Ten     Director/Trustee,
4 Barnfield Road                                    2002         Haken & Associates, Inc. (management,       JPMorgan Mutual Funds
Pittsford, NY  14534                                             financial, organizational and retirement    (registered mutual fund
                                                                 consulting); from 1988 to 1992,             companies).
                                                                 President, Chase Vista mutual funds; from
                                                                 1972 to 1994, Trustee, New York State
                                                                 Teachers Retirement System (from 1992 to
                                                                 1994, Chairman and President).

Michael R. Walker, 56                 Trustee       Since July   Since 2002, Chairman, Genesis Health        Director, ElderTrust
Five Tower Bridge                                   2002         Ventures (eldercare services); from 1985    (healthcare real estate
300 Barr Harbor Drive, Ste 560                                   to 2002, Chairman and CEO (in 1985,         trust).
W. Conshohocken, PA  19428                                       Founder), Genesis Health Ventures;
                                                                 Chairman, Alliance for Quality Nursing
                                                                 Home Care (national coalition of
                                                                 long-term care providers).

Interested Trustees

William C. Martindale, Jr., 59**      President     Since July   Since 2001, Managing Partner and Chief      None
Five Tower Bridge                     and Trustee   2002         Investment Officer, Conestoga Capital
300 Barr Harbor Drive, Ste 560                                   Advisors, LLC (investment management);
W. Conshohocken, PA  19428                                       from 1989 to 2001, Co-founder and Chief
                                                                 Investment Officer, Martindale Andres &
                                                                 Company Inc. (asset management).

W. Christopher Maxwell, 58*           Chairman      Since July   Since 2001, Managing Partner, Conestoga     None
Five Tower Bridge                     and Chief     2002         Capital Advisors, LLC (investment
300 Barr Harbor Drive, Ste 560        Executive                  management); since 1997, Managing
W. Conshohocken, PA  19428            Officer                    Principal, Maxwell Associates, LLC
                                                                 (management consulting); from 1993 to
                                                                 1997, Executive Vice President and Head
                                                                 of Investment Products, Keycorp
                                                                 Management Company (commercial banking
                                                                 and investment management).


      *W. Christopher Maxwell is deemed to be an "interested person" of the Trust under the 1940 Act by reason of his position as Chairman of the Board and his position as a Managing Partner of the Adviser.

      **William C. Martindale, Jr. is deemed to be an "interested person" of the Trust under the 1940 Act by reason of his position as President of the Trust, Managing Partner and Chief Investment Officer of the Adviser and co-portfolio manager of the Fund.


      The Board presently has an Audit Committee whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Walker.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                                                       All Registered
                                      Dollar Range     Investment Companies
                                      of Equity        Overseen by Trustee in
                                      Securities in    Family of Investment
       Name of Trustee                the Fund         Companies
       ---------------                -------------    -----------------------

       William B. Blundin             None             None

       Nicholas J. Kovich             None             None

       William C. Martindale, Jr.     $10,001 -        $10,001 - $50,000
                                      $50,000

       W. Christopher Maxwell         $10,001 -        $10,001 - $50,000
                                      $50,000

       Richard E. Ten Haken           None             None

       Michael R. Walker              None             None


No Independent Trustee or immediate family member of an Independent Trustee owns any interest in the Investment Adviser or Principal Underwriter of the Fund or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Principal Underwriter of the Fund.

Remuneration of Trustees.

The Trustees of the Trust receive no compensation from the Trust for performing the duties of their offices.

Officers.

The officers of the Trust, their ages, position with the Trust, term of office and length of time served, and principal occupations during the past five years are listed below. There is no defined term of office, and each officer of the Trust serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.


                             Position
                             Held with    Length of       Principal Occupation During
Name and Age                 the Trust    Time Served     Past 5 Years
------------                 ---------    -----------     ---------------------------

W. Christopher Maxwell, 58   Chairman     Since July      See biographical information
                                          2002            under "Board of Trustees" above.

William   C.    Martindale,  President    Since July      See biographical information
Jr., 59                                   2002            under "Board of Trustees" above.



                                      26

                             Position
                             Held with    Length of       Principal Occupation During
Name and Age                 the Trust    Time Served     Past 5 Years
------------                 ---------    -----------     ---------------------------


Robert M. Mitchell, 33       Treasurer    Since July      Since 2001, Managing Partner,
                                          2002            Conestoga Capital Advisors, LLC
                                                          (investment management); from
                                                          2000 to 2001, Regional
                                                          Representative and portfolio
                                                          manager, Martindale Andres &
                                                          Company (asset management); from
                                                          1995 to 2000, portfolio manager,
                                                          analyst and Director of Equity
                                                          Research, Martindale Andres &
                                                          Company (asset management).

Duane R. D'Orazio, 29        Secretary    Since July      Since 2001, Head Trader and
                                          2002            Managing Partner, Conestoga
                                                          Capital Advisors, LLC (investment
                                                          management); from 2000 to 2001,
                                                          Equity and Fixed Income Trader,
                                                          Martindale Andres & Company
                                                          (asset management); from 1996 to
                                                          2000, Trader, Hopper Soliday &
                                                          Co. Inc./Tucker Anthony
                                                          (investment banking).

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is Five Tower Bridge, 300 Barr Harbor Drive, Suite 560, West Conshohocken, PA 19428.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust's material agreements for investment advisory, distribution, custodial and transfer agency services.

Investment Adviser.

One of the Trust's most important contracts is with its investment adviser, Conestoga Capital, a Delaware limited liability company registered as an investment adviser with the SEC. Conestoga Capital is 100% owned by William C. Martindale, Jr., Robert M. Mitchell, W. Chris Maxwell and Duane R. D'Orazio, and each of these persons are considered "control persons" as defined in the 1940 Act. Conestoga Capital manages approximately $100 million for numerous clients.

Investment Advisory Agreement

On July 17, 2002, the Board, including a majority of the Independent Trustees, approved an investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and Conestoga Capital.

Under the terms of the Advisory Agreement, Conestoga Capital pays all fund expenses except Rule 12b-1 fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses. The Advisory Agreement also provides that Conestoga Capital supervises and assists in the overall management of the Trust's affairs subject to the authority of the Board. Pursuant to the Advisory Agreement, the Fund pays Conestoga Capital a monthly fee calculated at an annual rate of 1.20% of the Fund's average daily net assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by Conestoga Capital, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Considerations of the Board of Trustees in Approving the Advisory Agreement

In determining whether it was appropriate to approve the Advisory Agreement, the Board of Trustees requested information from Conestoga Capital that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Fund with respect to its deliberations. In considering the Agreement and the fairness and reasonableness of the compensation to be paid to Conestoga Capital, the Board considered numerous factors, including: the nature and quality of Conestoga Capital's services to the shareholders; Conestoga Capital's profitability from managing the Fund; comparative fee structures; the nature of additional services provided; whether Conestoga Capital will waive any fees; the capabilities and financial soundness of Conestoga Capital; and current economic and industry trends.

The Board also reviewed an analysis of select funds in peer groups prepared by Conestoga Capital comparing the Fund's proposed expense ratio with comparable mutual funds.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the agreement for a two-year initial period on the basis of the foregoing review and discussions and the following considerations, among others: the fairness and reasonableness of the investment advisory fee payable to the Adviser under the Advisory Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the fees paid to fees paid by other investment companies; the nature, quality and extent of the investment advisory services to provided by the Adviser; the Adviser's entrepreneurial commitment to the management of the Fund; and the Adviser's representations regarding its staffing and capabilities to manage the Fund.

Distributor.

The Distribution Agreement (the "Distribution Agreement") entered into between the Trust, on behalf of the Fund, Conestoga Capital, and InCap Securities, Inc. (the "Distributor") dated October 1, 2002, provides that the Distributor serve as exclusive distributor for continuous offering of shares of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for one (1) year, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

As compensation for services performed under the Distribution Agreement, the Adviser will pay to the Distributor a fee of up to $12,000 for distribution and distribution support services on behalf of the Fund, except for the first year of service (October 1, 2002 through September 30, 2003) in which the Distributor has waived its fees.

Custodian.

U.S. Bank, N.A. (the "Custodian") serves as custodian for the assets of the Fund under an agreement with the Trust, on behalf of the Fund, and Conestoga Capital, dated October 1, 2002 (the "Custodian Agreement"). Under the Custody Agreement, the Custodian holds the Fund's securities and keeps all necessary accounts and records. Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of fund securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distribution Plan.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund's average daily net assets.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its Distributor.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Independent Trustees"), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund's outstanding voting shares or by the Board and (b) by the vote of a majority of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Independent Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

Administrator, Transfer Agent, Shareholder Servicing Agent, Dividend Disbursing Agent and Accounting Servicing Agent.

The Investment Company Services Agreement (the "Investment Company Services Agreement") entered into between the Trust, on behalf of the Fund, Conestoga Capital, and InCap Service Company ("InCap Service Company") dated October 1, 2002, provides that the InCap Service Company serve as administrator, transfer agent, shareholder servicing agent, dividend disbursing agent and accounting servicing agent of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect for one (1) year, and will continue thereafter subject to termination by either party with not less than sixty (60) days' written notice to the other parties.

As compensation for its administration services performed under the Investment Company Services Agreement, Conestoga Capital will pay to InCap Service Company a fee calculated daily and paid monthly in arrears based on average daily net assets during the preceding month at an annual rate of 0.20% of the first $25 million of the average daily net assets of the Fund; 0.15% of the next $25 million of average daily net assets; 0.10% of the next $50 million of the average daily net assets; 0.075% of the next $300 million of the average daily net assets; and 0.03% of the average daily net assets thereafter, with a minimum annual fee of $40,000. For its transfer agent/shareholder services performed under the agreement, the Adviser will pay to InCap $12.00 per shareholder account

Under the Investment Company Services Agreement, Conestoga Capital also agrees to reimburse InCap Service Company for out-of-pocket expenses related to the services that it provides to the Trust, including, but no limited to wire fees, check processing charges, bank service charges, printing, copying, postage, courier, account statement/confirmation, portfolio price quotation service, corporate action services, asset allocation charges, travel, telephone, registration fees, and other standard miscellaneous items.

Independent Accountants.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, serves as the Trust's auditors.

Legal Counsel.
Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, serves as counsel to the Trust.

Code of Ethics.

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

Under the Advisory Agreement, Conestoga Capital determines, subject to the general supervision of the Board, and in accordance with the Fund's investment objective, policies and limitations, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund. While Conestoga Capital generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to brokers and dealers is determined by Conestoga Capital in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by Conestoga Capital to obtain the best net price and the most favorable execution of the order, factors considered by Conestoga Capital in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to "work" a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to Conestoga Capital the quality and promptness of research and brokerage services provided to Conestoga Capital (both in general and with respect to particular accounts); and whether the investment in question was brought to Conestoga Capital's attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to Conestoga Capital may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by Conestoga Capital and does not reduce the investment advisory fee payable to Conestoga Capital by the Fund. Such information may be useful to Conestoga Capital in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Conestoga Capital in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of Conestoga Capital are generally aggregated for block execution. Conestoga Capital will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with Conestoga Capital's duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day. In the event that a proprietary account is participating with the Fund in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients. In the event Conestoga Capital deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Fund only.

Investment decisions for the Fund are made independently from those made for any other account managed by Conestoga Capital. Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Conestoga Capital believes to be equitable to both the Fund and account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Conestoga Capital may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain best execution. In making investment recommendations for the Fund, Conestoga Capital will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Conestoga Capital or its affiliates.

ADDITIONAL INFORMATION

Description of Shares.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently has one series of shares, which represent interests in the Conestoga Small Cap Fund.

The Trust's Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Fund or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law. The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust's Bylaws define the rights and obligations of the Trust's officers and provide rules for routine matters such as calling meetings. The Bylaws govern the use of proxies at shareholder meetings. According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

FINANCIAL STATEMENTS

To The Shareholders and Trustees
Conestoga Funds:

We have audited the accompanying statement of assets and liabilities of Conestoga Funds (comprised of the Conestoga Small Cap Fund) as of September 27, 2002. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of September 27, 2002, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective portfolios constituting the Conestoga Funds as of September 27, 2002, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 27, 2002

                                CONESTOGA FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 27, 2002

                                                          Conestoga Small
                                                             Cap Fund
ASSETS:
     Cash in Bank                                                $100,000
                                                                  -------
       Total Assets                                              $100,000
                                                                  -------


LIABILITIES:                                                     $      0
                                                                  -------

     Total Liabilities                                           $      0
                                                                  -------


NET ASSETS                                                       $100,000
                                                                  -------


NET ASSETS CONSIST OF:
     Capital Paid In                                             $100,000
                                                                  -------


OUTSTANDING SHARES                                                10,000
                                                                  -------


NET ASSET VALUE PER SHARE                                        $10.00
                                                                  -------


OFFERING PRICE PER SHARE                                         $10.00
                                                                  -------














    The accompanying notes are an integral part of the financial statement

                                CONESTOGA FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                              September 27, 2002


1.  ORGANIZATION
        The Conestoga Small Cap Fund (the "Fund") is a series of the Conestoga Funds (the "Trust"). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and organized as a business trust under the laws of the State of Delaware by a Certificate of Trust, dated February 6, 2002. A "Series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies of any other Series of the Trust. The Fund is currently the only Series of the Trust.

        The primary investment objective of the Conestoga Small Cap Fund is long term growth of capital.

        The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of the Fund has taken place to date.

2.  RELATED PARTY TRANSACTIONS
        Conestoga Capital Advisors, LLC, a registered investment adviser, is the Fund's investment manager. The Fund has retained Conestoga Capital to provide management and investment advisory services.

        Under the terms of an Advisory Agreement, between the Trust and Conestoga Capital, Conestoga Capital pays all fund expenses except Rule 12b-1 fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses. The Advisory Agreement also provides that Conestoga Capital supervises and assists in the overall management of the Trust's affairs subject to the authority of the Board of Trustees of the Trust. Pursuant to the Advisory Agreement, the Fund pays Conestoga Capital a monthly fee calculated at an annual rate of 1.20% of the Fund's average daily net assets.

        Certain trustees and officers of Conestoga Funds are also directors and officers of Conestoga Capital.

        As of September 27, 2002, 35% of the outstanding shares of the Fund were controlled by W. Christopher Maxwell, 35% of the outstanding shares of the Fund were controlled by Duane D'Orazio, 30% of the outstanding shares of the Fund were controlled by William C. Mitchell, Jr., and 30% of the outstanding shares of the Fund were controlled by Robert M. Mitchell. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

3.  DISTRIBUTION PLAN
        The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under Rule 12b-1. The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund's average daily net assets.

                                CONESTOGA FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONT'D)
                              September 27, 2002


3.  DISTRIBUTION PLAN (Cont'd)
        The Distribution Plan further provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its Distributor.

     4.  CAPITAL STOCK

        At September 27, 2002 paid in capital amounted to $100,000 for the Fund. Transactions in capital stock were as follows:

                                                    Conestoga Small Cap Fund
                        Shares Sold                          10,000
                        Shares Redeemed                           0
                                                             ------
                        Net Increase                         10,000
                                                             ------

                        Shares Outstanding                   10,000
                                                             ------


     5.  OTHER

        Expenses incurred in connection with the organization of the Trust and initial offering of shares will be permanently absorbed by the Adviser.

                                  APPENDIX A

Description of Security Ratings.

The NRSROs that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody's and S&P. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (assigned to corporate bonds).

Moody's. Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Be. Bonds that are rated Be are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds that are rated BA are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

S&P. Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Short-Term Debt Ratings (may be assigned, for example, to CP, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.
-     High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                            REGISTRATION STATEMENT
                                      of
                               CONESTOGA FUNDS
                                      on
                                  Form N-1A

PART C.     OTHER INFORMATION

Item 23.

           Exhibits:

(a)(1)     Certificate of Trust dated February 6, 2002.(1)

(a)(2)     Trust Instrument dated February 5, 2002.

(a)(3)     Amended and Restated Trust Instrument dated July 17, 2002.

(b)        Bylaws.

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Amended and Restated Trust Instrument referenced in Exhibit (a)(3) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d) Investment Advisory Agreement dated as of October 1, 2002 between Registrant and Conestoga Capital Advisors, LLC.

(e) Distribution Agreement dated October 1, 2002 among Registrant, InCap Securities, Inc. and Conestoga Capital Advisors, LLC.

(f)        None.

(g)        Custody Agreement dated October 1, 2002 among Registrant, U.S.
           Bank, N.A. and Conestoga Capital Advisors, LLC.

(h) Investment Company Services Agreement dated October 1, 2002 among Registrant, InCap Service Company and Conestoga Capital Advisors, LLC.

(i)(1)     Opinion of Kramer Levin Naftalis & Frankel LLP.

(i)(2)     Consent of Kramer Levin Naftalis & Frankel LLP.

(j)        Consent of McCurdy & Associates CPA's, Inc.

(k)        Not applicable.

(l)        Purchase Letter Agreements.

(m)        Rule 12b-1 Distribution Plan.

(n)        None

(p)(1)     Code of Ethics of Registrant.

(p)(2)     Code of Ethics of Adviser.

(p)(3)     Code of Ethics of Distributor.


---------------
(1) Filed as an Exhibit to Registrant's Registration Statement on Form N-1A filed electronically on June 18, 2002, accession number
      0000922423-02-000688.

          Powers of Attorney for William C. Martindale, Jr., William B. Blundin, Nicholad J. Kovich, Richard E. Ten Haken and Michael R. Walker.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            None.

Item 25.    Indemnification

Article  X,  Section  10.02  of   Registrant's   Amended  and  Restated  Trust
Instrument, incorporated herein as Exhibit (a)(3) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

      (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest, or not opposed to the best interest, of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 10.02.

Item 26.    Business and Other Connections of the Investment Adviser

Conestoga Capital Advisors, LLC (the "Adviser) is the investment adviser to Conestoga Small Cap Fund, the sole series of Conestoga Funds. The Adviser has approximately $100 million in assets under management, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, the following officers, directors or partners of the Adviser were, during some period of the past two fiscal years engaged in another business, profession, vocation or employment of a substantial nature other than their current positions with the Adviser.

Officer/Director or      Company and Principal Business
Partner                  Address                          Nature of Relationship
-----------------------  -------------------------------- ----------------------
William C. Martindale,   Martindale Andres & Company,     Co-founder and Chief
Jr.                      Inc.                             Investment Officer
                         200 Four Falls Corporate         (from 1989 to 2001).
                         Center, Ste. 200
                         West Conshohocken, PA  19428

W. Christopher Maxwell   Maxwell Associates, LLC          Managing Principal
                         20561 Rock Hall Avenue           (since 1997).
                         Rock Hall, MD  21661

Robert M. Mitchell       Martindale Andres & Company,     Regional Representative and
                         Inc.                             Portfolio Manager (from 2000
                         200 Four Falls Corporate         to 2001); Portfolio Manager,
                         Center, Ste. 200                 Analyst and Director of
                         West Conshohocken, PA  19428     Equity Research (from 1995
                                                          to 2000).

Duane R. D'Orazio        Martindale Andres & Company,     Equity and Fixed Income
                         Inc.                             Trader (from 2000 to 2001).
                         200 Four Falls Corporate
                         Center, Ste. 200
                         West Conshohocken, PA  19428

Raymond P. Scott         Raymond P. Scott, Inc.           President (1982 to 2000).
                         265 E. Lancaster Avenue
                         Wynnwood, PA  19096

Patrick A. Connelly      Pitcairn Trust Company           Vice President of Sales
                         One Pitcairn Place, Suite 3000   (Oct. 2000 to Feb. 2001).
                         Jenkintown, PA  19046


Officer/Director or      Company and Principal Business
Partner                  Address                          Nature of Relationship
-----------------------  -------------------------------- ----------------------
Patrick A. Connelly      Pitcairn Trust Company           Vice President of Sales
                         One Pitcairn Place, Suite 3000   (Oct. 2000 to Feb. 2001).
                         Jenkintown, PA  19046


Item 27.    Principal Underwriter

(a) In addition to Registrant, InCap Securities, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

AMIDEX Funds, Inc.
Commonwealth International Series Trust
The Community Reinvestment Act Qualified
Investment Fund
The Henssler Funds, Inc.
Meehan Focus Fund
Memorial Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. InCap Securities, Inc. is located at 555 North Lane, Suite 6160, Conshohocken, PA 19428.

(b) Information about Partners, Directors and Officers of the Distributor is as follows:

   Name and Address          Position with Underwriter   Position with Fund
   ----------------          -------------------------   ------------------

   David F. Ganley           President, Treasurer and    None
                             Director

   Kari L. Smith             Secretary                   None

   Michael B. Popovec        Assistant Treasurer         None

   Terence P. Smith          Director                    None

None of the foregoing individuals holds any position with Registrant. The business address of each of these individuals is InCap Securities, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428.

(c)   Not applicable.

Item 28.    Location of Accounts and Records

(1) Conestoga Funds, Five Tower Bridge, 300 Barr Harbor Drive, Suite 560, West Conshohocken, PA 19428

(2)   U.S. Bank, N.A., 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202

Item 29.    Management Services

            None.

Item 30.    Undertakings

            None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Conshohocken and State of Pennsylvania, on the 30th day of September, 2002.

                                    CONESTOGA FUNDS
                                    (Registrant)


                                    By:/s/ W. Christopher Maxwell
                                       ---------------------------------------
                                       W. Christopher Maxwell, Chairman
                                       and CEO


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of September, 2002.


/s/ W. Christopher Maxwell
----------------------------         Chairman of the Board, Trustee
W. Christopher Maxwell               and CEO


/s/ William C. Martindale, Jr.
----------------------------         Trustee and President
William C. Martindale, Jr.

/s/ Robert M. Mitchell
----------------------------         Treasurer
Robert M. Mitchell

            *
----------------------------         Trustee
William B. Blundin

            *
----------------------------         Trustee
Nicholas J. Kovich

            *
----------------------------         Trustee
Richard E. Ten Haken

            *
----------------------------         Trustee
Michael R. Walker

*By: /s/ S. Elliott Cohan
     ----------------------------
     S. Elliott Cohan
     Attorney-in-Fact

                               CONESTOGA FUNDS

                              INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.a(1)   Trust Instrument dated February 5, 2002.

EX-99.a(2)   Amended and Restated Trust Instrument dated July 17, 2002.

EX-99.b      Bylaws.

EX-99.d Investment Advisory Agreement dated as of October 1, 2002 between Registrant and Conestoga Capital Advisors, LLC.

EX-99.e Distribution Agreement dated October 1, 2002 among Registrant, InCap Securities, Inc. and Conestoga Capital Advisors, LLC.

EX-99.g Custody Agreement dated October 1, 2002 among Registrant, U.S. Bank, N.A. and Conestoga Capital Advisors, LLC.

EX-99.h Investment Company Services Agreement dated October 1, 2002 among Registrant, InCap Service Company and Conestoga Capital Advisors, LLC.

EX-99.i(1)   Opinion of Kramer Levin Naftalis & Frankel LLP.

EX-99.i(2)   Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j      Consent of McCurdy & Associates CPA's, Inc.

EX-99.l      Purchase Letter Agreements.

EX-99.m      Rule 12b-1 Distribution Plan.

EX-99.p(1)   Code of Ethics of Registrant.

EX-99.p(2)   Code of Ethics of Adviser.

EX-99.p(3)   Code of Ethics of Distributor.

EX.99        Powers of Attorney.